SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-49819

Date of Report: March 5, 2008

CHINA STATIONERY AND OFFICE SUPPLY, INC.
(Exact name of registrant as specified in its charter)

Delaware	33-0931599
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

                                     Qiaotouhu Industrial Park Ninghai, Zhejiang Province P.R. China                                                                                  315611
                                     (Address of principal executives offices)                                                                                                                                 (Zip Code)

011-86-65160858
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This amendment is being filed in order to expand the disclosure regarding the relationship between the Registrant and Patrizio & Zhao, LLC.

Item 4.01	Change in Registrant’s Certifying Accountant

On March 5, 2008 the Board of Directors of China Stationery and Office Supply, Inc. (“China Stationery and Office Supply”) dismissed Patrizio & Zhao, LLC from its position as China Stationery and Office Supply’s principal independent accountant.

The audit reports of Patrizio & Zhao, LLC on China Stationery and Office Supply’s financial statements for the years ended December 31, 2006 and 2005 and its report on the financial statements of Ningbo Binbin Stationery Co., Ltd. for the year ended December 31, 2005 did not contain any adverse opinion or disclaimer of opinion or qualification, nor were they modified as to uncertainty, audit scope or accounting principles.  Patrizio & Zhao, LLC did not, during the applicable periods, advise China Stationery and Office Supply of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-B.

China Stationery and Office Supply and Patrizio & Zhao, LLC have not, during China Stationery and Office Supply’s two most recent fiscal years or any subsequent period through the date of dismissal, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Patrizio & Zhao, LLC’s satisfaction, would have caused Patrizio & Zhao, LLC to make reference to the subject matter of the disagreement in connection with its reports.

China Stationery and Office Supply has requested Patrizio & Zhao, LLC to furnish a letter addressed to the Securities Exchange Commission stating whether or not  Patrizio & Zhao, LLC agrees with the statements in this 8-K/A.  A copy of such letter dated March 17, 2008 is filed as exhibit 16 to this 8-K/A.

On March 7, 2008 China Stationery and Office Supply retained the firm of P.C. Liu, CPA, P.C. to audit China Stationery and Office Supply’ financial statements for the year ended December 31, 2007.  At no time during the past two fiscal years or any subsequent period did China Stationery and Office Supply consult with P.C. Liu, CPA, P.C. regarding any matter of the sort described above with reference to Patrizio & Zhao, LLC, any issue relating to the financial statements of China Stationery and Office Supply, or the type of audit opinion that might be rendered for China Stationery and Office Supply.

Item 9.01                      Financial Statements and Exhibits

Exhibits

16.	Letter from Patrizio & Zhao, LLC dated March 17, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 20, 2008                                                                CHINA STATIONERY AND OFFICE SUPPLY, INC.

                       By: /s/ Wei Chenghui
                             Wei Chenghui, Chief Executive Officer